UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 3, 2005

NATURAL GAS SERVICES GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Colorado	1-31398	75-2811855
(State or other jurisdiction	(Commission File	(IRS Employer
of Incorporation or organization)	Number)	Identification No.)

2911 South County Road 1260 Midland, Texas	79706
(Address of Principal Executive Offices)	(Zip Code)

432-563-3974
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets
Item 3.02. Unregistered Sales of Equity Securities
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Stockholders' Agreement
Employment Agreement-Paul D. Hensley
Employment Agreement-Tony Vohjesus
Employment Agreement-Jim Hazlett
Letter Agreement

Item 2.01. Completion of Acquisition or Disposition of Assets.

     In our Form 8-K Report dated October 18, 2004, and filed with the Securities and Exchange Commission on October 21, 2004, we reported that Natural Gas Services Group, Inc. had entered into a Stock Purchase Agreement on October 18, 2004 with Screw Compression Systems, Inc., or “SCS”, and the stockholders of SCS. Under this agreement, Natural Gas Services Group agreed to purchase from Paul D. Hensley, Tony Vohjesus and Jim Hazlett, the “selling stockholders”, all of the outstanding shares of capital stock of SCS.

     SCS is a privately owned manufacturer of natural gas compressors, with its principal offices located in Tulsa, Oklahoma.

     On January 3, 2005, Natural Gas Services Group completed the acquisition of all of the outstanding shares of SCS’ capital stock.

     The three selling stockholders of SCS received, in proportionate shares (based on their pro rata stock ownership of SCS), a total of $15 million, consisting of:

•	$8 million in cash;

•	609,576 shares of Natural Gas Services Group common stock valued at $4 million, based on the average of the daily closing prices of the common stock for the ninety consecutive trading days ended April 28, 2004; and

•	promissory notes issued by Natural Gas Services Group in the aggregate principal amount of $3 million, bearing interest at the rate of four percent (4.00%) per annum, maturing three years from the date of closing and secured by letters of credit in the aggregate face amount of $2 million.

     All of the promissory notes are payable in three equal annual installments, with the first installment being due and payable on January 6, 2006. Subject to the consent of the holder of each respective promissory note, principal payments may be made by Natural Gas Services Group:

•	in shares of common stock valued at the average daily closing prices of the common stock on the American Stock Exchange for the twenty consecutive trading days commencing thirty trading days before the due date of the principal payment, or

•	by combination of cash and shares of common stock.

     The total cash consideration, the aggregate principal amount of the promissory notes and the shares of Natural Gas Services Group common stock were allocated 70% to Paul D. Hensley; 20% to Tony Vohjesus; and 10% to Jim Hazlett.

     Under terms of a Stockholders’ Agreement entered into as required by the Stock Purchase Agreement, for a period of two years following the closing, the selling stockholders have the right, subject to certain limitations, to include or “piggyback”

the 609,576 shares of common stock received by them in the transaction in any registration statement filed by Natural Gas Services Group with the Securities and Exchange Commission. The Stockholders’ Agreement also provides that the selling stockholders will not for a period of three years:

•	acquire or agree, offer, seek or propose to acquire beneficial of any assets or businesses or any additional securities issued by Natural Gas Services Group, or any rights or options to acquire such ownership; or

•	contest any election of directors by the stockholders of Natural Gas Services Group; or

•	induce or attempt to induce any other person to initiate any stockholder proposal or a tender offer for any voting securities of Natural Gas Services Group; or

•	enter into any discussions, negotiations, arrangements or understandings with any third party with respect to any of the foregoing.

     SCS will be operated as a wholly owned subsidiary of Natural Gas Services Group and the selling stockholders will continue in their present positions with SCS under three-year employment agreements with SCS providing for annual compensation in the amount of $126,700 for Mr. Hensley; $116,000 for Mr. Vohjesus and $105,000 for Mr. Hazlett. In addition, Paul D. Hensley was appointed as a director of Natural Gas Services Group to fill a vacancy existing on its Board of Directors, to hold office until the next annual meeting of stockholders of Natural Gas Services Group at which directors are elected, and in connection with the next annual meeting of stockholders, Natural Gas Services will nominate Paul D. Hensley for election as a director to serve for a term the same as the class of directors then standing for election.

     Karifico Consultants has advised Natural Gas Services Group that a finder’s fee in the amount of $300,000 is owed to Karifico under terms of an agreement dated November 3, 2003 between Karifico and Natural Gas Services Group. However, in reliance on a subsequent verbal amendment of the agreement, Natural Gas Services Group has tendered payment in the amount of $150,000 in full satisfaction of Karifico’s claim under the November 3, 2003 agreement.

     Natural Gas Services Group has had no material relationship with SCS or the selling stockholders other then with respect to the Stock Purchase Agreement.

     The foregoing is a summary of material features of the Stock Purchase Agreement. This summary does not purport to be complete and is qualified in its entirety by reference to the terms of the Stock Purchase Agreement, which is filed as Exhibit 4.1 to our Current Report on Form 8-K, dated October 18, 2004, and filed with the Securities and Exchange Commission on October 21, 2004, and to the terms of Amendment No. 1 to Stock Purchase Agreement, which is filed as Exhibit 4.1 to our Current Report on Form 8-K, dated December 6, 2004, and filed with the Securities and Exchange Commission on December 6, 2004, both of which are incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

     As described under Item 2.01 above, a total of 609,576 shares of common stock of Natural Gas Services Group were issued in partial payment of the total purchase price of $15 million. Of the total number of shares issued, 426,829 shares were issued to Paul D. Hensley; 121,951 shares were issued to Tony Vohjesus; and 60,976 shares were issued to Jim Hazlett. All of the shares are “restricted” securities within the meaning of Rule 144 under the Securities Act of 1933, as amended, and bear a legend to that effect.

     Under the Stockholders’ Agreement described above, each of Messrs. Hensley, Vohjesus and Hazlett represented and warranted, among other things, that he:

•	is acquiring the common stock for investment purposes only, and not with a view to, or for resale in connection with, any distribution;

•	has been furnished all information (or provided access to all information) requested to evaluate an investment in the common stock;

•	is an “accredited investor” as defined in Rule 501 of Regulation D promulgated under the Securities Act; and

•	acknowledges that the common stock is subject to restrictions on transferability and resale, and may not be transferred or resold except as permitted under the Securities Act and applicable state securities laws, pursuant to registration or exemption therefrom.

     The issuance and sale of the common stock was made in reliance upon the exemption from registration under Section 4(2) of the Securities Act of 1933, as amended, as a transaction not involving a public offering. All of the shares are “restricted’ securities within the meaning of Rule 144 under the Securities Act and bear a legend to that effect.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The financial statements required by this item will be filed by amendment to this Form 8-K within seventy-one (71) days of January 7, 2005.

(b)	Pro Forma Financial Information.

The pro forma financial information required by this item will be filed by amendment to this Form 8-K within seventy-one (71) days of January 7, 2005.

(c)	Exhibits

     The Exhibit listed below is filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
4.1	Stock Purchase Agreement, dated October 18, 2004, by and among Natural Gas Services Group, Inc., Screw Compression Systems, Inc., Paul D. Hensley, Jim Hazlett and Tony Vohjesus (Incorporated by reference to Exhibit 4.1 of Form 8-K Report dated October 18, 2004 and filed with the Securities and Exchange Commission on October 21, 2004)

4.2	Amendment No. 1 to Stock Purchase Agreement, dated as of December 6, 2004, by and among Natural Gas Services Group, Inc., Screw Compression Systems, Inc., Paul D. Hensley, Jim Hazlett and Tony Vohjesus (Incorporated by reference to Exhibit 4.1 of Form 8-K Report dated December 6, 2004 and filed with the Securities and Exchange Commission on December 6, 2004)

4.3	Stockholders’ Agreement, dated January 3, 2005, among Natural Gas Services Group, Inc., Paul D. Hensley, Tony Vohjesus and Jim Hazlett

10.1	Employment Agreement, dated January 3, 2005, between Screw Compression Systems, Inc. and Paul D. Hensley

10.2	Employment Agreement, dated January 3, 2005, between Screw Compression Systems, Inc. and Tony Vohjesus

Exhibit No.	Description
10.3	Employment Agreement, dated January 3, 2005, between Screw Compression Systems, Inc. and Jim Hazlett

10.4	Letter Agreement between Natural Gas Services Group, Inc. and Karifico

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATURAL GAS SERVICES GROUP, INC.
By:	/s/ Wallace C. Sparkman
Wallace C. Sparkman, President

Dated: January 6, 2005

EXHIBIT INDEX

Exhibit No.	Description
4.1	Stock Purchase Agreement, dated October 18, 2004, by and among Natural Gas Services Group, Inc., Screw Compression Systems, Inc., Paul D. Hensley, Jim Hazlett and Tony Vohjesus (Incorporated by reference to Exhibit 4.1 of Form 8-K Report dated October 18, 2004 and filed with the Securities and Exchange Commission on October 21, 2004)

4.2	Amendment No. 1 to Stock Purchase Agreement, dated as of December 6, 2004, by and among Natural Gas Services Group, Inc., Screw Compression Systems, Inc., Paul D. Hensley, Jim Hazlett and Tony Vohjesus (Incorporated by reference to Exhibit 4.1 of Form 8-K Report dated December 6, 2004 and filed with the Securities and Exchange Commission on December 6, 2004)

4.3	Stockholders’ Agreement, dated January 3, 2005, among Natural Gas Services Group, Inc., Paul D. Hensley, Tony Vohjesus and Jim Hazlett

10.1	Employment Agreement, dated January 3, 2005, between Screw Compression Systems, Inc. and Paul D. Hensley

10.2	Employment Agreement, dated January 3, 2005, between Screw Compression Systems, Inc. and Tony Vohjesus

10.3	Employment Agreement, dated January 3, 2005, between Screw Compression Systems, Inc. and Jim Hazlett

10.4	Letter Agreement between Natural Gas Services Group, Inc. and Karifico